                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                     November 12, 1999 (November 12, 1999)

                              DeVlieg-Bullard, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



          Delaware                    0-18198                    62-1270573
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(State or Other Jurisdiction       (Commission               (I.R.S. Employer
      of Incorporation)            File Number)             Identification No.)


   1900 Case Parkway South, Twinsburg, Ohio                        44807
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   (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (330) 963-0699

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

         DeVlieg-Bullard, Inc. (the "Company") has filed monthly operating reports for the following periods: (i) July 15, 1999 to July 31, 1999, (ii) August 1, 1999 to August 31, 1999, and (iii) September 1, 1999 to September 30, 1999 (collectively, the "Operating Reports") with the United States Bankruptcy Court for the Northern District of Ohio, copies of portions of which are attached hereto as Exhibits 99.1, 99.2 and 99.3, in connection with its voluntary petition for reorganization under Chapter 11 of title 11 of the United States Bankruptcy Code in Case No. 99-52111.

         The Company cautions investors or potential investors not to place undue reliance upon the information contained therein. The Operating Reports contain unaudited information, and each is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Operating Reports are complete. The Operating Reports also contain information for periods which may be shorter or otherwise different from those required in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such information may not be indicative of the Company's financial condition or operating results for the periods reflected in the Company's financial or operating results for the periods which would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Moreover, the Operating Reports and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in the Operating Reports, and the Company undertakes no obligations to update or revise such Operating Reports.

         This Current Report on Form 8-K, and the exhibits filed herewith, may include certain forward-looking statements. Actual results could differ materially from those reflected by the forward-looking statements contained in this document and a number of factors may affect future results, liquidity and capital resources. These factors include the ability of the Company to obtain adequate financing to fund ongoing operations and repay past due payables and Bankruptcy Court confirmation of a plan of reorganization; the ability of the Company to increase its liquidity through divestiture of certain non-core assets; the ability of the Company to obtain sufficient parts from its vendors; the ability of the Company to obtain trade credit from those vendors on favorable terms; the fact that the Company derives a substantial portion of its sales from cyclical industries, including the automotive, aerospace and housing industries; the ability to introduce new products in a timely fashion; the pace of technological changes affecting the products manufactured and services provided by the Company; the Company's substantial debt service requirements, much of which are based on variable rates; and the ability to continue to minimize operating expenses.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         99.1     Portions of Operating Report for the month ended July 31, 1999

         99.2     Portions of Operating Report for the month ended August 31,
                  1999

         99.3     Portions of Operating Report for the month ended September 30,
                  1999

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DEVLIEG-BULLARD, INC.



Date: November 11, 1999                 By: /s/ John Haggerty
                                            ------------------------------------
                                            John Haggerty
                                            Chief Executive Officer

                                  EXHIBIT INDEX

           NO.                                EXHIBIT
           ---                                -------

         99.1     Portions of Operating Report for the month ended July 31, 1999

         99.2     Portions of Operating Report for the month ended August 31,
                  1999

         99.3     Portions of Operating Report for the month ended September 30,
                  1999